Summary Prospectus

Alpine Global Infrastructure Fund
Trading Symbol: AIFRX
March 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.alpinefunds.com/literature. You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2011, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 30, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
Alpine Global Infrastructure Fund (the “Infrastructure Fund”) seeks capital appreciation. Current income is a secondary objective.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	2.03%
Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses	3.05%
Fee Waiver and/or Expense Reimbursements	(1.68	) %

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements[1]	1.37%

[1] The Adviser has agreed contractually to waive its fees and to absorb expenses of the Fund to the extent necessary to ensure that ordinary operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.35% of the Fund’s average net assets. Subject to annual approval by the Board of Trustees of Alpine Equity Trust (the “Board of Trustees”), this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$139	$783	$1,453	$3,245

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 402% of the average value of its portfolio.

Principal Investment Strategies

The Infrastructure Fund, under normal circumstances, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. and non-U.S. infrastructure-related issuers. An “infrastructure-related” issuer is an issuer at least 50% of the assets of which are infrastructure assets or 50% of its gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities, sewage treatment plants, broadcast and wireless towers, and cable and satellite networks) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing). The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges. The Fund may also invest in the securities of other investment companies. The Fund may borrow up to 10% of the value of its total assets for investment purposes. Alpine Woods Capital Investors, LLC (the “Adviser”) expects that the Fund’s investment strategy may result in a portfolio turnover rate in excess of 150% on an annual basis.

Under normal market conditions, the Infrastructure Fund maintains no less than 40% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers located outside of the United States and will allocate its assets among issuers located in no less than three different countries, one of which may be the United States. The Infrastructure Fund considers an issuer to be located in a country if it meets any of the following criteria: (i) the issuer is organized under the laws of the country or maintains its principal place of business in that country; (ii) the issuer’s securities are traded principally in the country; or (iii) during the issuer’s most recent fiscal year, such issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country.

Principal Investment Risks

Investment in the Infrastructure Fund, like any investment, is subject to certain risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money on an investment.

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Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

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Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

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Infrastructure-Related Investment Risk — Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs and the costs associated with environmental and other regulations.

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Investment Company Risk — To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

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Leverage Risk — The Fund may use leverage to purchase securities. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

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Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

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Micro Capitalization Company Risk — Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

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Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Performance

The following bar chart and table illustrates the risk of investing in the Infrastructure Fund. The information below illustrates how the Fund’s performance has varied and the risks of investing in the Fund by showing its highest and lowest quarterly returns. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Calendar Year Total Returns as of 12/31 Each Year

Best and Worst Quarter Results During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
20.62%	06/30/09	(11.59)%	03/31/09

Average Annual Total Returns (For the periods ending December 31, 2010)

Alpine Global Infrastructure Fund	1 Year	Since Inception (11/3/2008)

Return Before Taxes	18.78%	30.73%
Return After Taxes on Distributions	16.81%	28.21%
Return After Taxes on Distributions and Sale of Fund Shares	13.15%	25.40%

S&P Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)	5.77%	14.51%

Lipper Specialty/Miscellaneous Funds Average	10.26%	20.99%

After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Management
Investment Adviser

Alpine Woods Capital Investors, LLC serves as the Fund’s investment adviser.

Portfolio Managers
Mr. Samuel Lieber, Chief Executive Officer of the Adviser since 1997, and Mr. Joshua Duitz, Portfolio Manager, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have both managed the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000. There is no minimum for subsequent investments if payment is mailed by check; otherwise, the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your adviser or visit your financial intermediary’s website for more information.